EXHIBIT 24(A)

                               DUKE POWER COMPANY

                                POWER OF ATTORNEY

                                    FORM S-8

             Registration Statement under the Securities Act of 1933
                            (Registration Statement)


         The undersigned DUKE POWER COMPANY, a North Carolina corporation and certain of its officers and/or directors, do each hereby constitute and appoint
W. H. Grigg, Richard J. Osborne, Ellen T. Ruff, Jeffrey L. Boyer, and each of them, to act as attorneys-in-fact for and in the respective names, places, and stead of the undersigned, to execute, seal, sign, and file with the Securities and Exchange Commission the Registration Statement of said Duke Power Company on Form S-8 and any and all amendments thereto, hereby granting to said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, or proper to be done in and about the premises, as fully to all intents and purposes as the undersigned, or any of them, might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

         Executed the 29th day of July, 1996.



                                    DUKE POWER COMPANY


                                    By                 W.H. Grigg
                                          Chairman and Chief Executive Officer

(Corporate Seal)


ATTEST:


             Robert T. Lucas III
             Assistant Secretary



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

           W. H. Grigg                            Chairman and Chief Executive Officer
           W. H. Grigg                           (Principal Executive Officer and Director)


       Richard J. Osborne                         Senior Vice President and Chief Financial
       Richard J. Osborne                         Officer (Principal Financial Officer)


         Jeffrey L. Boyer                         Controller (Principal Accounting Officer)
         Jeffrey L. Boyer


       G. Alex Bernhardt                          (Director)
       G. Alex Bernhardt


      Crandall C. Bowles                          (Director)
      Crandall C. Bowles


       Robert J. Brown                            (Director)
       Robert J. Brown


       William A. Coley                           (Director)
       William A. Coley


     Steve C. Griffith, Jr.                       (Director)
     Steve C. Griffith, Jr.


        Paul H. Henson                            (Director)
        Paul H. Henson


 George Dean Johnson, Jr.                         (Director)
 George Dean Johnson, Jr.






         W. W. Johnson                            (Director)
         W. W. Johnson


          Max Lennon                              (Director)
          Max Lennon


        James G. Martin                           (Director)
        James G. Martin


          Buck Mickel                             (Director)
          Buck Mickel


       Richard B. Priory                          (Director)
       Richard B. Priory


   Russell M. Robinson, II                        (Director)
   Russell M. Robinson, II


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